UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2024

Avenue Therapeutics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38114 (Commission File Number)	47-4113275 (IRS Employer Identification No.)

1111 Kane Concourse, Suite 301
Bay Harbor Islands, Florida 33154
(Address of Principal Executive Offices)

(781) 652-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Exchange Name
Common Stock	ATXI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2024, (the “Grant Date”), the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Avenue Therapeutics, Inc. (the “Company”) and the Board, respectively, approved the granting of equity awards under the Company’s 2015 Incentive Plan, as amended (the “Plan”), to certain named executive officers as follows: (a) an award of 170,000 restricted stock units to Alexandra MacLean, M.D. (“MacLean”), the Company’s Chief Executive Officer (the “MacLean RSUs”), and (b) an award of 65,000 restricted stock units to David Jin (“Jin”), the Company’s Interim Principal Financial Officer and Chief Operating Officer (the “Jin RSUs” and together with the MacLean RSUs, the “RSUs”). The RSUs vest in four equal installments on each of the following dates: September 30, 2024, December 31, 2024, September 20, 2025, and September 20, 2026 (each an “RSU Vesting Date”), provided that the grantee provides continuous service to the Company from the Grant Date through the applicable RSU Vesting Date and subject to the other terms of the restricted stock unit agreement (“RSU Agreement”). Once vested, the settlement of the RSUs will be deferred until the earlier of the tenth business day of January of the year following termination of service of the recipient to the Company under certain conditions and/or the occurrence of a Change in Control event (as defined in the Plan).

The RSUs were granted pursuant to an RSU Agreement, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Description
10.1	Form of Restricted Stock Unit Agreement.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENUE THERAPEUTICS, INC.
(Registrant)

Date: September 27, 2024
	By:	/s/ David Jin
David Jin
Interim Principal Financial Officer and Chief Operating Officer